     As filed with the Securities and Exchange Commission on June 3, 1999

                                                      Registration No. 333-71199

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

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                           TELE-COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                84-1260157
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                 Identification No.)

                                              STEPHEN M. BRETT, ESQ.
                                             TELE-COMMUNICATIONS, INC.
                                                 9197 SOUTH PEORIA
         9197 SOUTH PEORIA                  ENGLEWOOD, COLORADO 80112
     ENGLEWOOD, COLORADO 80112                    (720) 875-5400
          (720) 875-5400                     (Name, address, including
   (Address, including zip code,              zip code, and telephone
       and telephone number,                  including area code, of
   number, including area code,               registrant's principal
       of agent for service)                    executive offices)



                    Removal of Securities from Registration

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                    REMOVAL OF SECURITIES FROM REGISTRATION

     Pursuant to undertaking No. 3 of Item 17 of the Registrant's Registration Statement on Form S-3 (File No. 333-71199) (the "Registration Statement"), the Registrant files this Post-effective Amendment No. 1 to the Registration Statement for the purpose of withdrawing from registration any of the securities of the Registrant which were previously registered under the Registration Statement and which remain unsold.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, and pursuant to Rule 478 under the Securities Act the Registrant has duly caused this Post-effective Amendment to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on June 3, 1999.

                              TELE-COMMUNICATIONS, INC.


                              By: /s/ Stephen M. Brett
                                     Name: Stephen M. Brett
                                     Title:   Senior Executive Vice President